                                                                                               November 12, 2009

DREYFUS DIVERSIFIED LARGE CAP FUND SUPPLEMENT TO CURRENT PROSPECTUS

The following information supplements and supersedes any contrary information contained in the relevant Prospectus for the above-referenced fund (the “Fund”).

As of the date of this supplement The Dreyfus Third Century Fund, Inc. has been added as an underlying fund. The underlying funds and the funds’ ranges (expressed as a percentage of the fund’s investable assets) for allocating its assets among the underlying funds as of the date of this prospectus were as follows:

Underlying Funds	Ranges

Dreyfus Alpha Growth Fund	0% to 40%
Dreyfus Strategic Value Fund	0% to 40%
Dreyfus Core Value Fund	0% to 40%
Dreyfus Research Growth Fund 1	0% to 40%
Dreyfus U.S. Equity Fund	0% to 40%
Dreyfus Appreciation Fund	0% to 40%
Dreyfus/The Boston Company Large Cap Core Fund	0% to 40%
Dreyfus Third Century Fund, Inc.	0% to 20%

The underlying funds have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. A portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The Dreyfus investment committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions. Any changes to the underlying funds or ranges may be implemented over a reasonable period of time so as to minimize disruptive effects and added costs to the underlying funds. The fund typically invests in a number of different underlying funds; however, to the extent the fund invests a significant portion of its assets in a single underlying fund, the fund will be more sensitive to the risks associated with that underlying fund and any investments in which that underlying fund concentrates. The Dreyfus Investment Committee has the discretion to change the underlying funds as well as add additional funds when the committee deems it necessary. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

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Underlying Funds

Description of Dreyfus Third Century Fund, Inc.

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards determined as described below and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including:

  value, or how a stock is priced relative to its perceived intrinsic worth growth, in this case the sustainability or growth of earnings financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager manages risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector.

The portfolio manager then evaluates each stock considered to be a potential purchase candidate, by industry or sector, to determine whether the company enhances the quality of life in America by considering its record in the areas of:

• protection and improvement of the environment and the proper use of our natural resources occupational health and safety
  consumer protection and product purity
  equal employment opportunity

The portfolio manager uses publicly available information, including reports prepared by “watchdog” groups and governmental agencies, as well as information obtained from research vendors, the media and the companies themselves, to assist them in the social screening process. Because there are few generally accepted standards for the portfolio manager to use in the evaluation, the portfolio manager will determine which research tools to use. The portfolio manager does not currently examine:

  corporate activities outside the U.S.
  nonbusiness activities

• secondary implications of corporate activities (such as the activities of a client or customer of the company being evaluated)

Consistent with its consumer protection screen, the fund will not purchase shares in a company that manufactures tobacco products.

If the portfolio manager determines that a company fails to meet the fund’s social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the fund. If the portfolio manager’s assessment does not reveal a negative pattern of conduct in these social areas, the company’s stock is eligible for purchase or retention.

The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio manager considers to be the most attractive based on financial considerations. If there is more than one company to choose from, the portfolio manager can select stocks of companies that are considered to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks. The portfolio manager may emphasize different types of growth-oriented stocks (such as those with pure growth characteristics or those that also have favorable value characteristics) and different market capitalizations within the large-capitalization range (such as mega cap or the low end of the large-capitalization range) as market conditions warrant. The fund also may invest in value-oriented stocks, mid-cap stocks and small-cap stocks. The fund also may invest in common stocks of foreign companies whose U.S. operations are evaluated in accordance with the social screens set forth above.

The fund also typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

Social investment risk. Investing with socially responsible investment criteria may limit the number of investment opportunities available and as a result, at times, produce more modest gains than investing in securities that are not subject to such special investment considerations.